Exhibit 10.12b

                               Date: August 14, 1998


     Gerald T. McNeive, Jr., as Senior Vice President -Finance and General Counsel of Laclede Gas Company, pursuant to certain resolutions adopted by the Laclede Gas Company Board of Directors on July 23, 1998 (the "Subject Resolutions"), which Subject Resolutions, among other things, granted to the Senior Vice President - Finance and General Counsel (or certain other officers) the authority to execute and deliver such documents as he deems necessary or desirable in connection with the effectuation and/or implementation of the Subject Resolutions; does deem it necessary and desirable that an amendment to the Laclede Gas Company Restricted Stock Plan for Non-Employee Directors (the "Plan") be effectuated by the Company, changing the definition of Trustee of the Plan to UMB Bank, National Association, effective September 1, 1998; such amendment to be effectuated and evidenced by the signature on the attached Exhibit A of Gerald T. McNeive, Jr.









































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                          EXHIBIT A



             AMENDMENT TO THE LACLEDE GAS COMPANY
       RESTRICTED STOCK PLAN FOR NON-EMPLOYEE DIRECTORS


     Effective September 1, 1998, the definition of "Trustee" contained in
Section 2 of the Laclede Gas Company Restricted Stock Plan for Non-Employee Directors adopted on January 25, 1990, as such Plan has been heretofore amended, is hereby replaced in its entirety with the following definition:

     "Trustee" means UMB Bank, National Association.



                               s/Gerald T. McNeive, Jr.
                               Title: Senior Vice President-
                                 Finance and General Counsel





































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